UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
February 9, 2004

INDUSTRIAL SERVICES OF AMERICA, INC.
(Exact name of registrant as specified in its charter)

FLORIDA	0-20979	59-0712746
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7100 Grade Lane P.O. Box 32428 Louisville, Kentucky	40232
(Address of principal executive offices)	(Zip Code)

(502) 366-3452
(Registrant's telephone number, including area code)

ITEM 7. Financial Statements and Exhibits

(c)	Exhibit 99.1	Press Release for Results of Operations and Financial Condition for Calendar Year and Fourth Quarter ended December 31, 2003, for the Registrant

ITEM 12. Results of Operations and Financial Condition

        On February 9, 2004, the Registrant published a press release summarizing preliminary unaudited financial information of the Registrant for the quarter and fiscal year ended December 31, 2003. The Registrant intends to file by March 1, 2004, its Form 10-K for the fiscal year ended December 31, 2003, which shall include its audited financial statements for the fiscal year ended December 31, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Industrial Services of America, Inc.

Date: February 9, 2004		By: /s/ Alan L. Schroering
Alan L. Schroering, Chief Financial Officer